                                                                    EXHIBIT 99.2



                 MICHIGAN EDUCATIONAL EMPLOYEES MUTUAL INSURANCE
                             COMPANY AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS

                                                                                    June 30, 1999
                                                                                     (Unaudited)             December 31, 1998
                                                                                  -----------------         ------------------
                               ASSETS
Investments:
   Fixed maturities available for sale, at fair value                                  $121,926,696               $122,996,615
   Short-term investments, at cost, which approximate fair value                          1,908,815                  1,906,496
                                                                                  -----------------         ------------------
         Total investments                                                              123,835,511                124,903,111
Cash                                                                                      5,698,453                  3,977,602
Premiums due from policyholders                                                           4,867,405                  3,840,764
Amounts recoverable from reinsurers                                                      41,409,956                 43,066,086
Amounts recoverable from reinsurers, related party                                       20,057,406                 16,193,962
Accrued investment income                                                                 1,643,648                  1,604,457
Deferred federal income taxes                                                             4,228,955                  3,338,251
Property and equipment, at cost, net of accumulated depreciation                          2,447,873                  2,148,550
Deferred policy acquisition costs                                                           335,934                    278,067
Intangible assets, net of amortization                                                   37,806,276                 39,268,400
Other assets                                                                              1,189,520                    710,369
                                                                                  -----------------         ------------------
          Total assets                                                                 $243,520,937               $239,329,619
                                                                                  =================         ==================


               LIABILITIES AND POLICYHOLDERS' SURPLUS
Liabilities:
     Loss and loss adjustment expense reserves                                          $94,633,751                $92,297,908
     Unearned premiums                                                                   33,172,891                 31,585,769
     Surplus note                                                                        21,500,000                 21,500,000
     Payable related to acquisition                                                      16,217,331                 18,215,289
     Accrued expenses and other liabilities                                               8,250,520                  8,386,744
     Accrued expenses and other liabilities, related party                                3,281,474                  2,356,815
     Premiums ceded payable                                                               4,551,619                  4,464,952
     Premiums ceded payable, related party                                                7,946,481                  7,552,920
     Federal income taxes payable                                                           494,801                    744,801
                                                                                  -----------------         ------------------
          Total liabilities                                                             190,048,868                187,105,198
                                                                                  -----------------         ------------------

Policyholders' surplus:
     Unassigned surplus                                                                  53,552,237                 50,375,927
     Accumulated other comprehensive income: Net unrealized (depreciation)
          appreciation on investments, net of deferred federal income taxes of
          ($41,299) and $952,254 in 1999 and 1998, respectively                             (80,168)                 1,848,494
                                                                                  -----------------         ------------------

          Total policyholders' surplus                                                   53,472,069                 52,224,421
                                                                                  -----------------         ------------------

          Total liabilities and policyholders' surplus                                 $243,520,937               $239,329,619
                                                                                  =================         ==================



See the accompanying notes to the unaudited condensed consolidated financial statements.

                 MICHIGAN EDUCATIONAL EMPLOYEES MUTUAL INSURANCE
                             COMPANY AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

                                                            THREE MONTHS ENDED                            SIX MONTHS ENDED
                                                                June 30,                                      JUNE 30,
                                                        1999                   1998                 1999                 1998
                                                 ----------------          ----------------      ----------------   ----------------
Revenues and other income:
     Premiums written                                 $31,743,624               $29,342,633          $59,917,405        $55,431,242
     Premiums ceded, related party                    (11,352,116)              (10,505,699)         (22,513,126)       (20,885,584)
     Premiums ceded, other                             (1,052,466)                 (884,948)          (2,047,470)        (1,877,925)
                                                 ----------------          ----------------     ----------------   ----------------
          Net premiums written                         19,339,042                17,951,986           35,356,809         32,667,733
     Increase in unearned premiums, net
          of prepaid reinsurance premiums              (2,306,404)               (2,038,353)          (1,587,121)        (1,180,926)
                                                 ----------------          ----------------     ----------------   ----------------
          Net premiums earned                          17,032,638                15,913,633           33,769,688         31,486,807
     Net investment income                              1,756,879                 1,785,776            3,519,146          3,464,096
     Net realized investment gains
     (losses) on fixed maturities                         (19,014)                     (116)              (2,558)               361
     Other income                                         397,735                   506,231              773,763            976,130
                                                  ---------------          ----------------     ----------------   ----------------

          Total revenues and other income              19,168,238                18,205,524           38,060,039         35,927,394
                                                 ----------------          ----------------     ----------------   ----------------

Expenses:
 Losses and loss adjustment expenses incurred,
    net                                                11,634,724                11,366,782           24,062,152         21,920,341
 Policy acquisition and other underwriting
    expenses:
          Policy acquisition and underwriting
            expenses                                    6,557,606                 6,123,869           12,724,861         12,301,319
          Ceding commissions, related party            (3,405,635)               (3,151,710)          (6,753,938)        (6,265,675)
          Management fees, related party                  547,726                   499,902            1,065,534            993,053
                                                 ----------------          ----------------     ----------------   ----------------

                                                        3,699,697                 3,472,061            7,036,457          7,028,697
     Interest expense, related party                      455,632                   455,624              906,248            906,240
     Amortization expense                                 731,062                   731,061            1,462,124          1,478,790
     Other expense                                           (124)                   12,280                6,756             28,792
                                                 ----------------          ----------------     ----------------   ----------------
          Total expenses                               16,520,991                16,037,808           33,473,737         31,362,860
                                                 ----------------          ----------------     ----------------   ----------------

          Income from operations before federal
               income taxes and extraordinary
               item                                     2,647,247                 2,167,716            4,586,302          4,564,534
Federal income taxes                                      707,996                   499,838            1,537,278          1,179,195
                                                 ----------------          ----------------     ----------------   ----------------

         Income before extraordinary item               1,939,251                 1,667,878            3,049,024          3,385,339
Extraordinary item:
  Gain on early extinguishment of debt,
  net of federal income taxes of $89,257
  and $65,571 for the three and six month
  periods ended June 30, 1999                             173,264                         -              127,286                  -
                                                 ----------------          ----------------     ----------------    ----------------
Net income*                                            $2,112,515                $1,667,878           $3,176,310          $3,385,339
                                                 ================          ================     ================    ================

* Earnings per share not meaningful.

See the accompanying notes to the unaudited condensed consolidated financial statements.

                 MICHIGAN EDUCATIONAL EMPLOYEES MUTUAL INSURANCE
                             COMPANY AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                   (Unaudited)

                                                         THREE MONTHS ENDED                SIX MONTHS ENDED
                                                              JUNE 30,                         JUNE 30,
                                                        1999            1998             1999            1998
                                                    --------------  -------------    --------------  -------------
Comprehensive income:
   Net income                                           $2,112,515     $1,667,878        $3,176,310     $3,385,339
   Net unrealized (depreciation) appreciation on
       investments, net of reclassification
       adjustment and net of deferred federal
       income taxes                                     (1,424,614)       124,248        (1,928,662)        55,034
                                                    --------------  -------------    --------------  -------------
      Comprehensive income                                $687,901     $1,792,126        $1,247,648     $3,440,373
                                                    ==============  =============    ==============  =============


See the accompanying notes to the unaudited condensed consolidated financial statements.

                 MICHIGAN EDUCATIONAL EMPLOYEES MUTUAL INSURANCE
                             COMPANY AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
          For the six months ended June 30, 1999 and 1998 (Unaudited)

                                                                                  1999                   1998
                                                                               ----------             ----------
Cash flows from operating activities:
     Net income                                                                $3,176,310             $3,385,339
     Adjustments to reconcile net income to net cash provided by operating activities:
         Depreciation and amortization                                          1,524,377              1,756,819
         Realized (gains) losses on investments                                     2,558                   (361)
         Net accretion of discounts on investments                                 48,821                 28,365
         Deferred federal income taxes                                            102,849               (620,804)
         Extraordinary gain on early extinguishment of debt                      (192,857)                     -
         Changes in assets and liabilities:
            Premiums due from policyholders                                    (1,026,642)              (474,169)
            Amounts due from reinsurers                                        (1,727,086)            (6,255,959)
            Accrued investment income                                             (39,191)               (76,216)
            Deferred policy acquisition costs                                     (57,867)               935,409
            Other assets                                                         (479,151)              (156,046)
            Loss and loss adjustment expense reserves                           2,335,843              7,424,984
            Unearned premiums                                                   1,587,121              1,180,926
            Accrued expenses and other liabilities                                788,435              1,697,997
            Federal income taxes payable                                         (250,000)              (700,000)
                                                                               ----------             ----------

         Net cash provided by operating activities                              5,793,520              8,126,284
                                                                               ----------             ----------

Cash flows from investing activities:
     Proceeds from sale or maturity of short-term investments                     948,474              1,894,475
     Purchases of short-term investments                                         (950,793)            (1,896,943)
     Proceeds from maturity of securities available for sale                    8,988,621              5,862,315
     Purchases of securities available for sale                               (10,892,295)           (10,050,923)
     Proceeds from sales of property and equipment                                572,445                 41,756
     Purchases of property and equipment                                         (934,020)              (580,376)
                                                                               ----------             ----------

         Net cash used in investing activities                                 (2,267,568)            (4,729,696)
                                                                               ----------             ----------

Cash flows from financing activities:
     Payment on payable related to acquisition                                 (1,805,101)                     -
                                                                               ----------             ----------

         Net cash used in financing activities                                 (1,805,101)                     -
                                                                               ----------             ----------

Net increase in cash                                                            1,720,851              3,396,588
Cash, beginning of year                                                         3,977,602              2,204,325
                                                                               ----------             ----------


Cash, end of period                                                            $5,698,453             $5,600,913
                                                                               ==========             ==========


See the accompanying notes to the unaudited condensed consolidated financial statements.

                 MICHIGAN EDUCATIONAL EMPLOYEES MUTUAL INSURANCE
                             COMPANY AND SUBSIDIARY
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(1)      DESCRIPTION OF BUSINESS

                  Michigan Educational Employees Mutual Insurance Company and Subsidiary ("MEEMIC" or the "Company") is a Michigan-licensed property and casualty mutual insurance company that operates as a single segment writing full coverage private passenger automobile protection and homeowner insurance products for educational employees and their immediate families exclusively in the State of Michigan. MEEMIC sells its insurance contracts through its wholly owned subsidiary, MEEMIC Insurance Services Corp., d/b/a MEIA Insurance Agency, which is the exclusive distributor of the Company's products. MEEMIC Holdings, Inc. ("Holdings") was formed to be the holding company for MEEMIC after its conversion to a stock company. Before the conversion described in Note
         (4) below, Holdings did not engage in any significant operations. On July 1, 1999 the effective date of the conversion, MEEMIC became a wholly owned subsidiary of Holdings. See Note (4).

                  In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the dates of the balance sheets and revenues and expenses for the periods then ended. Actual results may differ from those estimates.

                  The most significant estimates that are susceptible to significant change in the near term relate to the determination of the loss and loss adjustment expense reserves. Although considerable variability is inherent in these estimates, management believes that the reserves are adequate. The estimates are reviewed regularly and adjusted as necessary. Such adjustments are reflected in current operations.

(2)      BASIS OF PRESENTATION

                  The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, and have been prepared in accordance with generally accepted accounting principles ("GAAP") for Form 10-Q and Rule 10-01 of Regulation S-X financial information. Accordingly, they have not been audited and they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. All significant intercompany transactions have been eliminated in consolidation.

         In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of financial position and results of operations have been included. The operating results for the three month and six month periods ended June 30, 1999 are not necessarily indicative of the results to be expected for the year ending December 31, 1999.

 (3)     RELATED PARTY TRANSACTIONS

                Effective April 7, 1997, Professionals Group, Inc.
         (Nasdaq: PICM) ("Professionals"), which is the parent of ProNational Insurance Company ("ProNational") signed a definitive agreement with the Company whereby:

- Nominees of Professionals were elected to all six positions on the MEEMIC Board of Directors;

-        ProNational purchased a $21.5 million surplus note from MEEMIC;

- Effective July 1, 1997 ProNational began reinsuring 40 percent of MEEMIC's net retained premiums on a quota share basis.

                  Professionals also provides MEEMIC with information system services and certain consulting services under a management services agreement. Fees for such services were $547,726 and $499,902 for the three months ended June 30, 1999 and 1998, respectively. Fees for such services were $1,065,534 and $993,053 for the six months ended June 30, 1999 and 1998, respectively.

                  MEEMIC completed its conversion on July 1, 1999 and the $21.5 million surplus note of MEEMIC owned by Professionals was converted into shares of Holdings. After the conversion, Professionals now owns approximately 77% of the issued and outstanding shares of Holdings. In conjunction with the plan of conversion MEEMIC terminated its management services agreement with Professionals on July 1, 1999. The registration statement of Holdings (Registration No. 333-66671) should be consulted for additional information concerning the conversion of MEEMIC and the role of Professionals.

                  From July 1, 1997 to July 1, 1999 the Company had a coinsurance treaty with ProNational to cede 40 percent of its net retained premiums on a quota share basis. Ceding commissions were $3,405,635 and $3,151,710 for the three months ended June 30, 1999 and 1998, respectively. Ceding commissions were $6,753,938 and $6,265,675 for the six months ended June 30, 1999 and 1998, respectively. A summary of reinsurance amounts that were ceded to ProNational for the three months and six months ended June 30, 1999 and 1998 follows:


                                              Three months ended           Six months ended
                                                    June 30,                    June 30,
                                               1999          1998            1999         1998
                                               ----          ----            ----         ----
         Premiums earned . . . . . . . .  $11,352,116   $10,505,699    $22,513,126   $20,885,584
         Losses and loss adjustment
                  expenses incurred       $ 7,218,367   $ 5,893,573    $15,596,159   $11,520,839

(4)      CONVERSION

                  On June 24, 1998, the Board of Directors approved a plan of conversion for changing the corporate form of the Company from the mutual form to the stock form. Under the plan, eligible policyholders, officers and directors had the opportunity to acquire stock in Holdings, which would acquire all of the newly issued stock of the Company upon conversion. Prior to the conversion, Holdings did not engage in any significant operations and did not have assets or liabilities. On September 2, 1998, The Michigan Insurance Bureau concluded that MEEMIC's plan of conversion complied with applicable laws and approved such plan. On April 20, 1999, the Securities and Exchange Commission declared effective the registration statement on Form S-1 filed by Holdings. The Company has also received a tax opinion regarding the tax treatment of the conversion as a tax-free reorganization.

                  At a special policyholder meeting held on May 25, 1999, MEEMIC's plan of conversion was approved by policyholder vote. On July 1, 1999 MEEMIC converted to a stock insurance company and became a wholly owned subsidiary of Holdings. MEEMIC policyholders subscribed for 1,533,983 shares of common stock in MEEMIC Holdings. Also pursuant to the plan of conversion, Professionals converted the $21.5 million surplus note (plus accrued interest) of MEEMIC owned by Professionals into 2,302,209 shares of MEEMIC Holdings; and, Professionals has fulfilled its obligations as standby purchaser by purchasing 2,763,308 shares in the subscription offering. As a result, Professionals owns approximately 77% of the issued and outstanding shares of MEEMIC Holdings. Since July 2, 1999 MEEMIC Holdings, Inc. has been trading on the Nasdaq National Market under the symbol "MEMH".